EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Nate Steck, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)

the Annual Report on Form 10-K of Nate’s Food Co. for the period ended May 31, 2021 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Nate’s Food Co.

Dated: July 28, 2021	/s/ Nate Steck
Nate Steck
President, Chief Executive Officer and Director (Principal Executive Officer)
Nate’s Food Co.

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Nate’s Food Co. and will be retained by Nate’s Food Co. and furnished to the Securities and Exchange Commission or its staff upon request.